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Exhibit 23.2

INDEPENDENT AUDITORS' CONSENT

        We consent to the use in this Registration Statement of Great Lakes Dredge & Dock Corporation on Form S-4 of our report dated March 19, 2004, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Independent Auditors" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
March 30, 2004

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INDEPENDENT AUDITORS' CONSENT